June 15, 2006

Supplement

SUPPLEMENT DATED JUNE 15, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 28, 2005
Active Assets Government Securities Trust, dated October 28, 2005
Active Assets Money Trust, dated October 28, 2005
Active Assets Tax-Free Trust, dated October 28, 2005
Morgan Stanley California Tax-Free Daily Income Trust, dated April 28, 2006
Morgan Stanley Liquid Asset Fund Inc., dated December 29, 2005
Morgan Stanley New York Municipal Money Market Trust, dated February 14, 2006
Morgan Stanley Tax-Free Daily Income Trust, dated April 28, 2006
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2006

The disclosure in each Fund’s Statement of Additional Information in the section entitled ‘‘V. Investment Advisory and Other Services, H. Revenue Sharing’’ is hereby deleted and replaced with the following:

H. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries (‘‘Intermediaries’’) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

The Funds’ Investment Adviser, out of its own assets, pays Morgan Stanley DW and other Intermediaries an amount up to 0.18% annually of the value of the shares of the following money market funds (except shares, if any, held by participants in the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program, the Morgan Stanley Funds Portfolio ArchitectSM Program and Morgan Stanley Corporate Retirement Solutions): New York Municipal Money Market Trust; Tax-Free Daily Income Trust; U.S. Government Money Market Trust; Liquid Asset Fund Inc., Active Assets California Tax-Free Trust; Active Assets Government Securities Trust; Active Assets Tax-Free Trust; Active Assets Money Trust; and California Tax-Free Daily Income Trust.

The Fund's Investment Adviser, out of its own assets, pays Morgan Stanley DW an amount equal to 0.20% annually of the value of Fund shares held through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.